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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                November 11, 2003
                        (Date of earliest event reported)


                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



            DELAWARE                                 001-14039                              64-0844345
 (State or other jurisdiction of              (Commission File Number)                   (I.R.S. Employer
 incorporation or organization)                                                       Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

       EXHIBIT NUMBER                  DESCRIPTION OF DOCUMENT

            99.1 Press release dated November 11, 2003 providing information regarding Callon Petroleum Company's operating results for the quarter and nine months ended
                        September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information is being furnished pursuant to Item 12
"Results of Operations and Financial Condition," not filed, for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"). This information shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On November 11, 2003, Callon Petroleum Company issued the press release attached as Exhibit 99.1 providing information regarding the company's operating results for the quarter and nine-months ended September 30, 2003.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CALLON PETROLEUM COMPANY



November 11, 2003                 By: /s/ JOHN S. WEATHERLY
                                     -----------------------------------------
                                      John S. Weatherly
                                      Senior Vice President and
                                      Chief Financial Officer


                                                                               2

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                                  EXHIBIT INDEX


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
          EXHIBIT
          NUMBER                         DESCRIPTION
          ------                         -----------


            99.1 Press release dated November 11, 2003 providing information regarding Callon Petroleum Company's operating results for the quarter and nine months ended
                        September 30, 2003.